OPPENHEIMER VARIABLE ACCOUNT FUNDS
                  Supplement dated September 25, 1998 to the
                          Prospectus dated May 1, 1998

The Prospectus is changed as follows:

1. This supplement replaces all previous supplements to the May 1, 1998 Prospectus of Oppenheimer Variable Account Funds.

2. The third sentence under the caption AOverview of the Funds - Who Manages the Funds?" is revised:

            The portfolio managers are as follows:
            Money Fund, Arthur J. Zimmer and Carol E. Wolf; High Income Fund, Thomas P. Reedy; Bond Fund, Multiple Strategies Fund and Strategic Bond Fund, David Negri (joined by George Evans, Michael
            S. Levine and Richard Rubinstein for Multiple Strategies Fund, by John Kowalik for Bond Fund and by Arthur P. Steinmetz for Strategic Bond Fund); Growth Fund, Jane Putnam; Aggressive Growth Fund, Bruce L. Bartlett; Small Cap Growth Fund, Jay W. Tracey, III and Alan Gilston; Global Securities Fund, William L. Wilby; Growth & Income Fund, Michael S. Levine.

3. The following is added to the end of the section under the caption "Investment Objectives and Policies - Foreign Securities":

               Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

               o issuers in which the Fund
               invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

               o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund. o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Funds' Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Funds' portfolio managers will also monitor the effects of the conversion on the issuers in which the Funds invest. The possible effect of these factors on the Funds' investments cannot be determined with certainty at this time, but they may reduce the value of some of the Funds' holdings and increase their operational costs.

4. The first sentence under the caption A When-Issued or Delayed Delivery Transactions is replaced with the following:

      Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis.

5. The first paragraph in the section captioned AHow the Funds are Managed - Portfolio Managers@ is replaced by the following:

      The portfolio managers of Money Fund are Arthur J. Zimmer and Carol E. Wolf. In June and July, 1998, respectively, they became the persons principally responsible for the day-to-day management of that Fund=s portfolio. During the past five years, each has also served as an officer of other Oppenheimer funds, and Mr. Zimmer was Money Fund=s portfolio manager from October, 1990 to April, 1996.

6. The third paragraph in the section captioned "How the Funds Are Managed -- Portfolio Managers" is replaced by the following:

      The portfolio manager of Bond Fund, Multiple Strategies Fund and Strategic Bond Fund is David P. Negri, joined by John Kowalik for Bond Fund, by George Evans, Michael S. Levine and Richard Rubinstein for Multiple Strategies Fund and by Arthur P. Steinmetz for Strategic Bond Fund. They are the persons responsible for the day-to-day management of those funds since January 1990 (July 1998 for Mr. Kowalik), July 1989 (August 1998 for Messrs. Evans and Levine, and April 1991 for Mr. Rubinstein) and May 1993, respectively. During the past five years, Messrs. Evans, Steinmetz and Negri have also served as officers of other Oppenheimer funds. Prior to July, 1998, Mr. Kowalik served as Managing Director and Senior Portfolio Manager at Prudential Investments Fixed Income Group. Since July 1995, Mr. Levine served as an officer of other Oppenheimer funds, prior to which he was a portfolio manager and research assistant for Amas Securities, Inc., before which he was an analyst for Shearson Lehman Hutton, Inc.

7. The first sentence of the last paragraph in the section captioned "How the Funds are Managed - Portfolio Managers" is replaced with the following:

            Messrs. Bartlett, Evans, Levine, Reedy, Tracey, Gilston and Mses. Putnam and Wolf are Vice Presidents of the Manager, and Messrs. Kowalik, Negri, Rubinstein, Steinmetz, Wilby and Zimmer are Senior Vice Presidents of the Manager.




September 25, 1998                                             PSO600.014.0998